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                                   EXHIBIT 21
                                  SUBSIDIARIES


NAME OF CORPORATION                                       STATE OF INCORPORATION
Advocat Ancillary Services, Inc.                                   Tennessee
Advocat Distribution Services, Inc.                                Tennessee
Advocat Finance, Inc.                                              Delaware
Diversicare Afton Oaks, LLC                                        Delaware
Diversicare Assisted Living Services, Inc.                         Tennessee
Diversicare Assisted Living Services NC, LLC                       Tennessee
Diversicare Assisted Living Services NC I, LLC                     Delaware
Diversicare Assisted Living Services NC II, LLC                    Delaware
Diversicare Briarcliff, LLC                                        Delaware
Diversicare General Partner, Inc.                                  Texas
Diversicare Good Samaritan, LLC                                    Delaware
Diversicare Hartford, LLC                                          Delaware
Diversicare Leasing Corp.                                          Tennessee
Diversicare Leasing Corp. of Alabama                               Alabama
Diversicare Management Services Co.                                Tennessee
Diversicare Pinedale, LLC                                          Delaware
Diversicare Windsor House, LLC                                     Delaware
First American Health Care, Inc.                                   Alabama
Senior Care Florida Leasing, LLC                                   Delaware
Senior Care Cedar Hills, LLC                                       Delaware
Senior Care Golfcrest, LLC                                         Delaware
Senior Care Golfview, LLC                                          Delaware
Senior Care Southern Pines, LLC                                    Delaware
Sterling Health Care Management, Inc.                              Kentucky